Exhibit 10.9

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of July 29, 2008, by and between INTL GLOBAL CURRENCIES LIMITED, a corporation organized under the laws of the United Kingdom (the “Borrower”) and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

Recitals

Pursuant to that certain Credit and Security Agreement dated as of December 8, 2006 between the Lender and the Borrower, as amended by that certain First Amendment to Credit Agreement dated as of February 29, 2008 (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), the Lender established a revolving credit facility pursuant to which the Lender agreed to make advances to the Borrower from time to time in an aggregate principal amount not to exceed Twenty Million Dollars ($20,000,000) at any one time outstanding.

The Borrower has asked the Lender to amend the Credit Agreement to increase the Revolving Credit Amount thereunder and extend the maturity date thereof and the Lender has agreed to do so, provided the parties hereto execute and deliver this Amendment, among other things.

Agreement

NOW THEREFORE, in consideration of the premises and in order to induce the Lender to amend the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Terms Defined. Unless otherwise defined or stated in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

2. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof, hereby amended as follows:

The following definitions set forth in Section 1.1. of the Credit Agreement are hereby amended and restated to read as follows:

“Applicable Margin” shall mean 2.25% per annum, or 225 basis points.

“Note” shall mean that certain Second Amended and Restated Revolving Loan Note in the stated amount of Twenty Five Million Dollars ($25,000,000) from the Borrower and made payable to the order of the Lender.

“Revolving Credit Amount” shall mean Twenty Five Million Dollars ($25,000,000).

Second Amendment to Credit and Security Agreement

“Revolving Credit Expiration Date” shall mean December 31, 2009, or such later date as to which the Lender shall, in its discretion, agree to extend the Revolving Credit Expiration Date.

Subsection 1.3(e)(1) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

“The parties intend that each of the Financing Documents shall constitute a “Finance Document” as such term is defined in the U.K. Security Agreement.”

Section 4.2 of the Credit Agreement shall be amended to add the following new subsection (e) at the end thereof:

(e) Compliance Certificates. Concurrent with the delivery of the financial statements described in Sections (a) and (b) above, a written certification, signed by an authorized financial officer of the Borrower, to the effect that such officer has no knowledge of the existence of any Defaults under the Financing Documents or if such officer has knowledge of the existence of an Event of Default, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto. Such written certification shall include the calculations made by the Borrower to determine compliance by the Borrower with each of the financial covenants set forth herein as of the date of the financial statements delivered therewith.

3. Upfront Fee. In consideration for the agreements of the Lender as set forth herein, the Borrower agrees to pay to the Lender, upon execution hereof, an upfront fee of Fifty Three Thousand Dollars ($53,000.00), which fee is hereby deemed to be earned upon its receipt by the Lender.

4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent, all of which conditions precedent must be satisfied on or before the date of this Amendment:

(a) The Lender shall have received this Amendment executed by the parties hereto, and all fees and expenses called for herein or incurred in connection with the preparation and execution of this Amendment including, without limitation the foregoing upfront fee and all of the attorneys’ fees, costs and expenses incurred by the Lender in connection herewith;

(b) The Lender shall have received the fully executed Confirmation of Amended and Restated Unconditional Guaranty of IAHC and that certain Second Amended and Restated Revolving Loan Note; and

(c) No Default or Event of Default shall have occurred and be continuing.

5. Representations and Warranties. In order to induce the Lender to enter into this Amendment, the Borrower hereby represent and warrant to the Lender that as of the date hereof (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of the Borrower and will not violate any of the Borrower’s

Second Amendment to Credit and Security Agreement

organizational documents or bylaws; (b) no Default of Event or Default exists under the provisions of the Financing Documents which has not been waived by the Lender in writing, (c) all of the representations and warranties of the Borrower as set forth in the Financing Documents are true and correct on the date hereof as if the same were made on the date hereof, (d) no material adverse change has occurred in the business, financial condition, prospects or operations of the Borrower since the date of the most recent financial statements of the Borrower furnished to the Lender in accordance with the provisions of the Financing Documents, and (e) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. If any of the foregoing representations and warranties shall prove to be false, incorrect or misleading in any material respect, the Lender may, in its absolute and sole discretion, declare that a default has occurred and exists under the provisions of the Financing Documents, and the Lender shall be entitled to all of the rights and remedies set forth in the Financing Documents as the result of the occurrence of such default.

6. Ratification and No Novation. The Borrower hereby ratify and confirm all of their obligations, liabilities and indebtedness under the provisions of the Note, the Credit Agreement, and the other Financing Documents, as the same may be amended and modified by this Amendment. The Lender and the Borrower agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, (a) any of the obligations, indebtedness and liabilities of the Borrower or any other party under the provisions of the Financing Documents, or (b) any negative pledge to the Lender. The Borrower agree that all of the provisions of the Note, the Credit Agreement, and the other Financing Documents shall remain and continue in full force and effect as the same may be modified and amended by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Financing Documents, the provisions of this Amendment shall control.

7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Lender, the Borrower, and their respective successors and assigns.

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Second Amendment to Credit and Security Agreement

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be executed and sealed, as of the day and year first above written.

BORROWER:

WITNESS:	INTL GLOBAL CURRENCIES LIMITED

/s/ Diana Guzman	By:	/s/ Scott Branch	(SEAL)
Printed Name: Scott Branch
Title: Director

LENDER:

BANK OF AMERICA, N.A.,
A national banking association

	By:	/s/ Michael Brannan	(SEAL)
Michael Brannan
Senior Vice President

Second Amendment to Credit and Security Agreement